UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2022

Brookdale Senior Living Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32461	20-3068069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Westwood Place, Suite 400 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (615) 221-2250

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	BKD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On November 16, 2022, Brookdale Senior Living Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), between the Company and BofA Securities, Inc. and Barclays Capital Inc., as representatives (the “Representatives”) of the several underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Company agreed to sell 2,500,000 of its 7.00% tangible equity units (“Units”) at a public offering price of $50.00 per Unit (the “Units Offering”). In connection with the Units Offering, the Company granted the Underwriters a 30-day option to purchase up to an additional 375,000 Units. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities. The sale of Units was made pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-268404), including the prospectus supplement, dated November 16, 2022, to the prospectus contained therein, dated November 16, 2022, filed by the Company with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

Units

On November 21, 2022, the Company issued 2,500,000 of the Units and the Purchase Contracts (as defined below) under a purchase contract agreement (the “Purchase Contract Agreement”), dated as of November 21, 2022, between the Company and American Stock Transfer & Trust Company, LLC, as purchase contract agent, as attorney-in-fact for holders of Purchase Contracts and as trustee under the indenture referred to below. The Company issued the Amortizing Notes (as defined below) under an indenture dated as of November 21, 2022 (the “Base Indenture”), as supplemented by a supplemental indenture, dated as of November 21, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and American Stock Transfer & Trust Company, LLC, as trustee.

Each Unit issued is comprised of (i) a prepaid stock purchase contract issued by the Company (each, a “Purchase Contract”) pursuant to which the Company will deliver to the holder, on November 15, 2025 (subject to postponement in certain limited circumstances, the “Mandatory Settlement Date”), unless earlier settled, a number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), per Purchase Contract equal to the settlement rate described below, and (ii) a senior amortizing note issued by the Company (each, an “Amortizing Note”) with an initial principal amount of $8.8996 that pays quarterly installments of $0.8750 per Amortizing Note (except for the February 15, 2023 installment payment, which will be $0.8166 per Amortizing Note), which cash payment in the aggregate will be equivalent to 7.00% per year with respect to the $50.00 stated amount per Unit.

Purchase Contracts

For each Purchase Contract the Company will deliver to holders on the Mandatory Settlement Date, or, in the case of an early settlement at a holder’s election, on the second business day following the relevant early settlement date, a number of shares of Common Stock. Other than for any early settlement in connection with a Fundamental Change (as defined in the Purchase Contract Agreement), the number of shares of Common Stock issuable upon settlement of each Purchase Contract (the “Settlement Rate”) will be determined as follows:

•

if the Applicable Market Value (as defined below) of the Common Stock is greater than or equal to the threshold appreciation price, which is initially approximately equal to $3.87, then the holder will receive 12.9341 shares of Common Stock for each Purchase Contract;

•

if the Applicable Market Value of the Common Stock is greater than the Reference Price (as defined below) but less than the threshold appreciation price, then the holder will receive a number of shares of Common Stock for each Purchase Contract equal to the Unit stated amount of $50.00, divided by the Applicable Market Value; and

•

if the Applicable Market Value of the Common Stock is less than or equal to the Reference Price, then the holder will receive 15.1976 shares of Common Stock for each Purchase Contract (the “Maximum Settlement Rate”).

The “Applicable Market Value” means the arithmetic average of the daily VWAPs (as defined in the Purchase Contract Agreement) of the Common Stock on each of the trading days during the applicable Market Value Averaging Period (as defined below).

The “Market Value Averaging Period” is (i) in the case of the settlement on Mandatory Settlement Date, the 20 consecutive trading days beginning on, and including, the 21st scheduled trading day immediately preceding November 15, 2025 and (ii) in the case of any early settlement other than in connection with a Fundamental Change, the 20 consecutive trading days beginning on, and including, the 21st trading day immediately preceding the relevant early settlement date.

The “Reference Price” is equal to $50.00 divided by the Maximum Settlement Rate (rounded to the nearest $0.0001) and is initially approximately equal to $3.29, which is the last reported sale price of the Common Stock on November 16, 2022, the pricing date of the Units Offering.

Until 5:00 p.m., New York City time, on the second scheduled trading day immediately preceding November 15, 2025, a holder of Purchase Contracts may settle any or all of its Purchase Contracts early only under one or more of the following circumstances:

•

on or after February 15, 2023, on the second trading day immediately following the last trading day of any 20 consecutive trading day period during which the closing price of the Common Stock has been greater than or equal to 110% of the threshold appreciation price then in effect on each trading day in such 20 consecutive trading day period.

•

on or after February 15, 2023, during the five business day period after any ten consecutive trading day period (the “Measurement Period”) in which (x) the Trading Price (as defined in the Purchase Contract Agreement) per Unit for each trading day of the Measurement Period was less than 97% of the product of the closing price of the Common Stock and the Maximum Settlement Rate on each such trading day and (y) the closing price of the Common Stock on each trading day of the Measurement Period was less than 70% of the Reference Price on each such trading day. For purposes of determining the Trading Price, the Company will act as the initial Bid Solicitation Agent under, and as defined in, the Purchase Contract Agreement.

•	upon the occurrence of certain distributions and certain corporate events described in the Purchase Contract Agreement.

In addition, if a Fundamental Change occurs at any time prior to 5:00 p.m., New York City time, on the second scheduled trading day immediately preceding November 15, 2025, a holder of Purchase Contracts may settle any or all of its Purchase Contracts early for a limited period of time following such occurrence. If the holder elects to settle its Purchase Contracts early in connection with a Fundamental Change, it will receive a number of shares of Common Stock per Purchase Contract based on the “Fundamental Change Early Settlement Rate” as defined in, and in accordance with, the Purchase Contract Agreement.

Upon early settlement at a holder’s election of a Purchase Contract that is a component of a Unit (whether or not in connection with a Fundamental Change), the Amortizing Note underlying such Unit will remain outstanding and be beneficially owned by or registered in the name of, as the case may be, the holder who elected to settle the related Purchase Contract early.

On or after November 15, 2023, the Company may elect to settle all, but not less than all, outstanding Purchase Contracts at the “early mandatory settlement rate” (as defined below) if the closing price of the Common Stock for 20 or more consecutive trading days ending on the second trading day immediately preceding the date the Company notifies holders of its election exceeds 130% of the threshold appreciation price in effect on each such trading day. The “early mandatory settlement rate” will be the settlement rate that would have applied upon early settlement at the election of a holder other than in connection with a Fundamental Change, described above, as if the date the Company notified holders of its election were the applicable early settlement date.

Amortizing Notes

Each Amortizing Note will have an initial principal amount of $8.8996, will bear interest at the rate of 10.25% per annum and will have a final installment payment date of November 15, 2025. On each February 15, May 15, August 15 and November 15, commencing on February 15, 2023, the Company will pay quarterly cash installments of $0.8750 per Amortizing Note (except for the February 15, 2023 installment payment, which will be $0.8166 per Amortizing Note), which will constitute a payment of interest and a partial repayment of principal, and which cash payment in the aggregate per year will be equivalent to 7.00% per year with respect to each $50.00 stated amount of Unit. The Amortizing Notes will be the direct, unsecured and unsubordinated obligations of the Company and will rank equally with all of the existing and future other unsecured and unsubordinated indebtedness of the Company.

If the Company elects to settle the Purchase Contracts early as described above, holders of Amortizing Notes (whether as components of Units or separate Amortizing Notes) will have the right to require the Company to repurchase some or all of their Amortizing Notes for cash at the repurchase price and on the terms as set forth in the Indenture.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Amortizing Notes then outstanding may declare the unpaid principal of the Amortizing Notes, and any accrued and unpaid interest thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the Amortizing Notes together with any accrued and unpaid interest thereon will automatically become due and payable.

General

Each Unit may be separated by a holder into its constituent Purchase Contract and Amortizing Note on any business day during the period beginning on, and including, the business day immediately following the date of initial issuance of the Units to, but excluding, the second scheduled trading day immediately preceding November 15, 2025 or, if earlier, the second scheduled trading day immediately preceding any “early mandatory settlement date.” Prior to separation, the Purchase Contracts and Amortizing Notes may only be purchased and transferred together as Units.

The New York Stock Exchange has approved the Company’s application to list the Units under the symbol “BKDT,” and the Company expects trading on the New York Stock Exchange to begin on November 25, 2022. However, the Company will not initially apply to list the separate Purchase Contracts or the separate Amortizing Notes on any securities exchange or automated inter-dealer quotation system.

The Company intends to use the net proceeds from the Offering for general corporate purposes.

The foregoing descriptions of the Units, the Purchase Contracts and the Amortizing Notes are summaries and are not meant to be complete descriptions of the Units, the Purchase Contracts and the Amortizing Notes. Each summary is qualified in its entirety by the Purchase Contract Agreement (including the forms of Unit and Purchase Contract), the Base Indenture and the Supplemental Indenture (including the form of Amortizing Note), as applicable, which are filed as Exhibits 4.1, 4.4 and 4.5, respectively, to this Current Report and are incorporated herein by reference as though each were fully set forth herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference herein.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “could,” “potential,” “intend,” “expect,” “estimate,” “believe,” “plan,” or other similar words or expressions, and include statements regarding the tangible equity units offering, the anticipated use of proceeds and other future events. These forward-looking statements are based on certain assumptions and expectations, and the Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on the Company’s operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the risks detailed from time to time in the Company’s filings with the SEC, including those set forth in its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management’s views as of the date of this press release. The Company cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated as of November 16, 2022, between Brookdale Senior Living Inc. and BofA Securities, Inc. and Barclays Capital Inc., as representatives of the several underwriters named in Schedule A thereto.

4.1	Purchase Contract Agreement, dated as of November 21, 2022, between Brookdale Senior Living Inc. and American Stock Transfer & Trust Company, LLC, as purchase contract agent, as attorney-in-fact for holders of the purchase contracts referred to therein and as trustee under the indenture referred to therein.

4.2	Form of Unit (included in Exhibit 4.1).

4.3	Form of Purchase Contract (included in Exhibit 4.1).

4.4	Indenture, dated as of November 21, 2022, between Brookdale Senior Living Inc. and American Stock Transfer & Trust Company, LLC, as trustee.

4.5	First Supplemental Indenture, dated as of November 21, 2022, between Brookdale Senior Living Inc. and American Stock Transfer & Trust Company, LLC, as trustee.

4.6	Form of Note (included in Exhibit 4.5).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brookdale Senior Living Inc.

Date: November 21, 2022	By:	/s/ Chad C. White
	Name:	Chad C. White
	Title:	Executive Vice President, General Counsel and Corporate Secretary